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                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Epixtar Corp. ("Company") Quarterly Report on Form 10-Q for the period ended March 31, 2005 ("Report"), the undersigned certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    May 20, 2005                                /s/ Ilene Kaminsky
                                                     -----------------------
                                                     Ilene Kaminsky
                                                     Chief Executive Officer